UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): August 19, 1999

                         COMMISSION FILE NUMBER 1-12333



                               Iomega Corporation
             (Exact name of registrant as specified in its charter)


             Delaware                                           86-0385884
    (State or other jurisdiction                              (IRS employer
  of incorporation or organization)                       identification number)


                     1821 West Iomega Way,  Roy, UT 84067
                   (Address of principal executive offices)

                                (801) 332-1000
             (Registrant's telephone number, including area code)

Item 5. Other Events

      Iomega Corporation (the "Company") announced on August 19, 1999 that Jodie
K. Glore had resigned as its president and chief executive officer, effective August 31, 1999. A copy of the Company's press release dated August 19, 1999 is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

        (a)  Not applicable.
        (b)  Not applicable.
        (c)  Exhibits.  See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 1999                     IOMEGA CORPORATION
                                            (Registrant)


                                          By:  /s/ Philip G. Husby
                                               -------------------------
                                               Philip G. Husby
                                               Senior Vice President, and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Description

99          Press release dated August 19, 1999 entitled "IOMEGA CHIEF
            EXECUTIVE RESIGNS"